WORLD OMNI 1999-A AUTOMOBILE LEASE SECURITIZATION TRUST
MONTHLY SERVICER CERTIFICATE
November 30, 1999
                                                              Aggregate
                                                              Net Investment
Aggregate Net Investment Value                                Value

Original                                                      1,160,510,742.00
11/1/99                                                       1,160,510,742.00

Principal collections & reimbursement loss amount                15,605,514.22
11/30/99                                                      1,144,905,227.78

Note Balance @ 11/30/99                                       1,160,510,742.00

                                                              Class A-1
                                                              Allocation             Note
Aggregate Net Investment Value                                Percentage             Balance
Original                                                                 29.09029%     330,000,000
11/1/99                                                                  29.09029%     330,000,000

Principal collections & reimbursement loss amount                                       15,262,666
11/30/99                                                                               314,737,334

Note Balance @ 11/30/99                                                  29.09029%     330,000,000

                                                              Class A-2
                                                              Allocation             Note
Aggregate Net Investment Value                                Percentage             Balance

Original                                                                 27.32725%     310,000,000
11/1/99                                                                  27.32725%     310,000,000

Principal collections & reimbursement loss amount                                                0
11/30/99                                                                               310,000,000

Note Balance @ 11/30/99                                                  27.32725%     310,000,000

                                                              Class A-3
                                                              Allocation             Note
Aggregate Net Investment Value                                Percentage             Balance

Original                                                                 21.94995%     249,000,000
11/1/99                                                                  21.94995%     249,000,000

Principal collections & reimbursement loss amount                                                0
11/30/99                                                                               249,000,000

Note Balance @ 11/30/99                                                  21.94995%     249,000,000

                                                              Class A-4
                                                              Percentage             Note
Aggregate Net Investment Value                                Percentage             Balance

Original                                                                 16.26165%     184,472,000
11/1/99                                                                  16.26165%     184,472,000

Principal collections & reimbursement loss amount                                                0
11/30/99                                                                               184,472,000

Note Balance @ 11/30/99                                                  16.26165%     184,472,000

                                                              Class B
                                                              Allocation             Note
Aggregate Net Investment Value                                Percentage             Balance

Original                                                                  5.37086%      60,927,000
11/1/99                                                                   5.37086%      60,927,000

Principal collections & reimbursement loss amount                                                0
11/30/99                                                                                60,927,000

Note Balance @ 11/30/99                                                   5.37086%      60,927,000



Aggregate Net Investment Value                                Transferor Interest    Balance

Original                                                                  2.25000%      26,111,742
11/1/99                                                                                 26,111,742

Principal collections & reimbursement loss amount                                          342,848
11/30/99                                                                                25,768,894

Note Balance @ 11/30/99                                                   2.25000%      26,111,742


Distributable Amounts                                         Total

Interest Distributable Amount                                     5,624,179.05
Principal Distributable Amount (1)                               15,237,696.23
Reimbursement of Covered Loss Amount (1)                            367,817.99
Reimbursement of Uncovered Loss Amount (1)                                0.00
Class A Cap Receipt                                                          0
Class B Cap Receipt                                                          0

Total                                                            21,229,693.27

Distributable Amounts                                         Class A-1              %

Interest Distributable Amount                                     1,561,312.50
Principal Distributable Amount (1)                               14,894,848.06                  97.75000%
Reimbursement of Covered Loss Amount (1)                            367,817.99                 100.00000%
Reimbursement of Uncovered Loss Amount (1)                                0.00                 100.00000%
Class A Cap Receipt
Class B Cap Receipt

Total                                                            16,823,978.55

Distributable Amounts                                         Class A-2              %

Interest Distributable Amount                                     1,479,604.17
Principal Distributable Amount (1)                                        0.00                   0.00000%
Reimbursement of Covered Loss Amount (1)                                  0.00                   0.00000%
Reimbursement of Uncovered Loss Amount (1)                                0.00                   0.00000%
Class A Cap Receipt
Class B Cap Receipt

Total                                                             1,479,604.17

Distributable Amounts                                         Class A-3              %

Interest Distributable Amount                                     1,192,606.25
Principal Distributable Amount (1)                                        0.00                   0.00000%
Reimbursement of Covered Loss Amount (1)                                  0.00                   0.00000%
Reimbursement of Uncovered Loss Amount (1)                                0.00                   0.00000%
Class A Cap Receipt
Class B Cap Receipt

Total                                                             1,192,606.25

Distributable Amounts                                         Class A-4              %

Interest Distributable Amount                                       888,155.82
Principal Distributable Amount (1)                                        0.00                   0.00000%
Reimbursement of Covered Loss Amount (1)                                  0.00                   0.00000%
Reimbursement of Uncovered Loss Amount (1)                                0.00                   0.00000%
Class A Cap Receipt
Class B Cap Receipt

Total                                                               888,155.82

Distributable Amounts                                         Class B                %

Interest Distributable Amount                                       311,108.49
Principal Distributable Amount (1)                                        0.00                   0.00000%
Reimbursement of Covered Loss Amount (1)                                  0.00                   0.00000%
Reimbursement of Uncovered Loss Amount (1)                                0.00                   0.00000%
Class A Cap Receipt
Class B Cap Receipt

Total                                                               311,108.49

Distributable Amounts                                        Transferor Interest     %

Interest Distributable Amount                                       191,391.82
Principal Distributable Amount (1)                                  342,848.17                   2.25000%
Reimbursement of Covered Loss Amount (1)                                  0.00                   0.00000%
Reimbursement of Uncovered Loss Amount (1)                                0.00                   0.00000%
Class A Cap Receipt
Class B Cap Receipt

Total                                                               534,239.99

(1) These amounts will not be distributed during the Revolving period. They will be reinvested in additional contracts.

Note Factors                                                  Series A-1             Series A-2

                                              11/1/99                 100.0000000%             100.0000000%
                                             11/30/99                 100.0000000%             100.0000000%

Note Factors                                                  Series A-3             Series A-4

                                              11/1/99                 100.0000000%             100.0000000%
                                             11/30/99                 100.0000000%             100.0000000%

Note Factors                                                  Series B

                                              11/1/99                 100.0000000%
                                             11/30/99                 100.0000000%

Pool Data                                                     11/1/99                $

Number of Loans                                                         51,687
Prepayments                                                                184           4,209,303.54
Scheduled Terminations                                                       1              13,558.40
Charge-Offs                                                                 46           1,045,574.10
Weighted Ave APR                                                             9.76%


Pool Data                                                     11/30/99               $

Number of Loans                                                         52,120
Prepayments                                                                179          4,402,284.34
Scheduled Terminations                                                       4             74,612.42
Charge-Offs                                                                 50          1,105,817.99
Weighted Ave APR                                                             9.76%


Account Balances                                              Pay Ahead              Advance                Reserve Fund

Balance as of  11/01/99                                           1,954,315.82             223,440.37          11,605,107.42
Balance as of  11/30/99                                           2,130,392.39             214,669.76          11,605,107.42
Change                                                              176,076.57              (8,770.61)                  0.00
Required Cash (withdrawal from reserve)                                                                                 0.00
Reserve Fund Requirement                                                                                       11,605,107.42
Reserve Fund Supplemental Requirements                                                                                  0.00
Insured Residual Value Loss Amount                                        0.00




Distribution per $1,000                                                              Total

Total Distribution Amount                                                                        4.84629641

Interest Distribution Amount                                                                     4.84629641
Carryover Shortfall                                                                              0.00000000
Prior Carryover Shortfall                                                                        0.00000000

Total Carryover Shortfall                                                                        0.00000000


Principal Distribution Amount                                                                    0.00000000


Principal Loss Amounts
Reimbursed Principal Loss Amount                                                                 0.00000000
Aggregate Unreimbursed Principal Loss Amount                                                     0.00000000

Principal Loss Interest Amount
Reimbursed Principal Loss Interest Amount                                                        0.00000000
Unpaid Principal Loss Interest Amount                                                            0.00000000

Transferor Principal not paid to Transferor                                                       -----
Transferor Interest not paid to Transferor                                                        -----

Unpaid Class B Principal Carryover Shortfall                                                      -----

Distribution per $1,000                                                              Class A-1

Total Distribution Amount                                                                        4.73125000

Interest Distribution Amount                                                                     4.73125000
Carryover Shortfall                                                                              0.00000000
Prior Carryover Shortfall                                                                        0.00000000

Total Carryover Shortfall                                                                        0.00000000


Principal Distribution Amount                                                                    0.00000000


Principal Loss Amounts
Reimbursed Principal Loss Amount                                                                 0.00000000
Aggregate Unreimbursed Principal Loss Amount                                                     0.00000000

Principal Loss Interest Amount
Reimbursed Principal Loss Interest Amount                                                        0.00000000
Unpaid Principal Loss Interest Amount                                                            0.00000000


Transferor Principal not paid to Transferor                                                       -----
Transferor Interest not paid to Transferor                                                        -----

Unpaid Class B Principal Carryover Shortfall                                                      -----

Distribution per $1,000                                                              Class A-2

Total Distribution Amount                                                                        4.77291667

Interest Distribution Amount                                                                     4.77291667
Carryover Shortfall                                                                              0.00000000
Prior Carryover Shortfall                                                                        0.00000000

Total Carryover Shortfall                                                                        0.00000000


Principal Distribution Amount                                                                    0.00000000


Principal Loss Amounts
Reimbursed Principal Loss Amount                                                                 0.00000000
Aggregate Unreimbursed Principal Loss Amount                                                     0.00000000

Principal Loss Interest Amount
Reimbursed Principal Loss Interest Amount                                                        0.00000000
Unpaid Principal Loss Interest Amount                                                            0.00000000

Transferor Principal not paid to Transferor                                                       -----
Transferor Interest not paid to Transferor                                                        -----

Unpaid Class B Principal Carryover Shortfall                                                      -----


Distribution per $1,000                                                              Class A-3

Total Distribution Amount                                                                        4.78958333

Interest Distribution Amount                                                                     4.78958333
Carryover Shortfall                                                                              0.00000000
Prior Carryover Shortfall                                                                        0.00000000

Total Carryover Shortfall                                                                        0.00000000


Principal Distribution Amount                                                                    0.00000000


Principal Loss Amounts
Reimbursed Principal Loss Amount                                                                 0.00000000
Aggregate Unreimbursed Principal Loss Amount                                                     0.00000000

Principal Loss Interest Amount
Reimbursed Principal Loss Interest Amount                                                        0.00000000
Unpaid Principal Loss Interest Amount                                                            0.00000000

Transferor Principal not paid to Transferor                                                       -----
Transferor Interest not paid to Transferor                                                        -----

Unpaid Class B Principal Carryover Shortfall                                                      -----


Distribution per $1,000                                                              Class A-4

Total Distribution Amount                                                                        4.81458333

Interest Distribution Amount                                                                     4.81458333
Carryover Shortfall                                                                              0.00000000
Prior Carryover Shortfall                                                                        0.00000000

Total Carryover Shortfall                                                                        0.00000000


Principal Distribution Amount                                                                    0.00000000


Principal Loss Amounts
Reimbursed Principal Loss Amount                                                                 0.00000000
Aggregate Unreimbursed Principal Loss Amount                                                     0.00000000

Principal Loss Interest Amount
Reimbursed Principal Loss Interest Amount                                                        0.00000000
Unpaid Principal Loss Interest Amount                                                            0.00000000

Transferor Principal not paid to Transferor                                                       -----
Transferor Interest not paid to Transferor                                                        -----

Unpaid Class B Principal Carryover Shortfall                                                      -----


Distribution per $1,000                                                              Class B

Total Distribution Amount                                                                        5.10625000

Interest Distribution Amount                                                                     5.10625000
Carryover Shortfall                                                                              0.00000000
Prior Carryover Shortfall                                                                        0.00000000

Total Carryover Shortfall                                                                        0.00000000


Principal Distribution Amount                                                                    0.00000000


Principal Loss Amounts
Reimbursed Principal Loss Amount                                                                 0.00000000
Aggregate Unreimbursed Principal Loss Amount                                                     0.00000000

Principal Loss Interest Amount
Reimbursed Principal Loss Interest Amount                                                        0.00000000
Unpaid Principal Loss Interest Amount                                                            0.00000000

Transferor Principal not paid to Transferor                                                       -----
Transferor Interest not paid to Transferor                                                        -----

Unpaid Class B Principal Carryover Shortfall                                                     0.00000000


Distribution per $1,000                                                              Transferor Interest

Total Distribution Amount                                                                        7.32972239

Interest Distribution Amount                                                                     7.32972239
Carryover Shortfall                                                                               -----
Prior Carryover Shortfall                                                                         -----

Total Carryover Shortfall                                                                         -----


Principal Distribution Amount                                                                    0.00000000


Principal Loss Amounts
Reimbursed Principal Loss Amount                                                                 0.00000000
Aggregate Unreimbursed Principal Loss Amount                                                      -----

Principal Loss Interest Amount
Reimbursed Principal Loss Interest Amount                                                         -----
Unpaid Principal Loss Interest Amount                                                             -----

Transferor Principal not paid to Transferor                                                      0.00000000
Transferor Interest not paid to Transferor                                                       0.00000000

Unpaid Class B Principal Carryover Shortfall                                                      -----



Servicing Fee                                                                        Total

Amount of Servicing Fee Paid                                                               967,092.29
Total Unpaid                                                                                     0.00








Origination Trustee Expenses Paid (1)

UTI                                                                                              0.00
SUBI                                                                                             0.00
                                                                                                 0.00


Securitization Trustee Expenses Paid  (1)                                                        0.00

Additional Loss Amounts (2)                                                                      0.00

(1)  Expenses greater than $50,000 are broken out as follows:
(2)  Broken out as follows:










CHARGE-OFF RATE                                               September              October                November





Outstanding                                                         701,662.24           1,045,574.10           1,105,817.99
Balance

Net
Liquidation                                                         445,373.24             714,744.73             746,496.47
Proceeds

Average
Aggregate
Net Investment                                                1,160,510,742.00       1,160,510,742.00       1,160,510,742.00
Value

Annualized
Average
Charge-Off                                                                0.27%                  0.34%                  0.37%
Rate


(Charge-off Rate Test will be satisfied if the annualized ratio is 2.75% or less)                                       0.33%



DELINQUENCY RATE
                                                              #                                             $

Past Due 31-60 days                                                     463                                     9,874,164
Past Due 61-90 days                                                      60                                     1,294,362
Past Due 91 + days                                                       16                                       368,473

 Total                                                                  539                                    11,537,000

(Delinquency Rate Test will be satisfied if the ratio is 1.75% or less)

                                                              Delinquent             Current                Delinquency
                                                              Contracts              Contracts              Rate
                                                              (> 60 days)

September                                                                78                 51,328                      0.15%
October                                                                  74                 51,687                      0.14%
November                                                                 76                 52,120                      0.15%

                                                                                                                        0.15%